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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

      Pursuant to Section 13 or 15d of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 13, 2000

                                [Keycorp Logo]
               --------------------------------------------------
                  (Exact name of registrant as specified in its
                                    charter)

             Ohio                                    0-850                                   34-6542451
-------------------------------       ------------------------------------      -------------------------------------
 (State or other jurisdiction               Commission File Number              (I.R.S. Employer Identification No.)
     of incorporation or
        organization)


  127 Public Square, Cleveland, Ohio                                                           44114-1306
----------------------------------------                                           -----------------------------------
    (Address of principal executive                                                            (Zip Code)
               offices)


       Registrant's telephone number, including area code: (216) 689-6300






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Item 5.  Other Events

The Registrant anticipates that it will issue a press release on October 17, 2000, that announces its earnings for the three and nine-month periods ended September 30, 2000. A live Internet broadcast of the Registrant's conference call to discuss quarterly earnings and currently anticipated earnings trends and to answer analysts' questions can be accessed through the Investor Relations section at www.Key.com/ir at 10:00 a.m. EDT, on Tuesday, October 17, 2000. A tape of the call will be available until Tuesday, October 24.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     KEYCORP

                                      --------------------------------------
                                                  (Registrant)


Date:  October 13, 2000                          /s/ Lee Irving
                                      --------------------------------------
                                      By:   Lee Irving
                                            Executive Vice President
                                            and Chief Accounting Officer